[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 1 Exhibit 10.2 AMENDMENT NUMBER 1 TO THE MASTER AGREEMENT This Amendment Number 1 to the Master Agreement (“Amendment 1”) entered into as of October 28, 2022 (“Effective Date”), between Qarbon Aerospace (Foundation), LLC, a Delaware limited liability company having a place of business at 300 S. Austin Blvd, Red Oak, Texas, 75154 and Virgin Galactic, LLC, a Delaware limited liability company, having a place of business at 166 N. Roadrunner Parkway, Suite 1C, Las Cruces, NM 8801, (such agreement is referred to therein as the “Agreement”, and such parties to the Agreement are collectively referred to herein as the “Parties” and individually as “Party”) is made effective as of June 13, 2023 (the “Amendment 1 Effective Date”) and applies only to Task Order 2 and subsequent Task Orders. WHEREAS, the Parties originally entered into the Agreement under which Buyer would purchase, and Supplier would sell goods and services in support of Buyer’s “Delta” class spaceships (the “Program”); and WHEREAS, the Parties desire to incorporate additional exhibits previously withheld from the Agreement; and WHEREAS, the Parties desire to amend certain terms and conditions of the Agreement. NOW THEREFORE, in consideration of mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1.1 INTERPRETATION 1.2 Capitalized terms used, but not defined, in this Amendment 1 have the meaning set forth in the Agreement. 2.1 AMENDMENTS TO THE AGREEMENT 2.2 Amendment to Exhibits. The Parties hereby desire to amend the Agreement to incorporate the documentation for the following exhibits which are attached to this Amendment 1: • Exhibit C: Governance • Exhibit C-1: Governing Documents • Exhibit D: Responsibility Assignment Matrix • Exhibit G: Inventory of Buyer-Furnished Property, Non- Consumable Material and Tooling 2.3 Amendment to Suppliers and Subcontractors. Section 12 (“Suppliers and Contractors”) clause (C) is hereby deleted in its entirety and replaced with the following language:

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 2 C. SUPPLIERS AND CONTRACTORS Supplier will provide written notification in advance of engaging any Subcontractor to perform work under this Agreement. Supplier must obtain written approval to enter into any Subcontract other than a tooling (e.g., raw materials, metallic parts, composite parts) Subcontract with an aggregate value, inclusive of work under all Task Orders, exceeding [***]. Separate advance notification and approval is not required for each Task Order. That is, once Buyer has been notified and, if required, approved, a Subcontractor may be used on any Task Order. For tooling Subcontract, Supplier must obtain written approval to enter into any Subcontract or purchase order with a line item for the purchase of a tool that exceeds [***]. Buyer shall provide written approval within [***] business days from written request from Supplier. If Buyer does not provide approval within [***] business days, it is deemed approved. 2.4 Amendment to On-Site and Remote Support. Section 9 (“On-Site and Remote Support”) clause (A) is hereby deleted in its entirety and replaced with the following language: A. ON-SITE AND REMOTE SUPPORT During the Term, Supplier shall provide the following for a reasonable number [***] of Buyer personnel designated by Buyer to perform work at Supplier facilities, as well as Buyer personnel temporarily visiting Supplier facilities from time to time: 2.5 Amendment to Authorized Representatives. Section 22 (“Authorized Representatives”) is hereby deleted in its entirety and replaced with the following language: 22. AUTHORIZED REPRESENTATIVES A. Authorized Contractual Representatives (authorized to commit their respective companies contractually). See below: Buyer [***] Buyer [***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 3 Supplier [***] Supplier [***] B. Authorized Technical Representatives (not authorized to commit their companies contractually.) None. 2.6 Amendment to Order of Precedence. Section 30 (“Order of Precedence”) is hereby deleted in its entirety and replaced with the following language: 30. ORDER OF PRECEDENCE A. All documents and provisions in this Agreement shall be read so as to be consistent to the fullest extent possible. In the event of a conflict or inconsistency between the documents or provisions as incorporated into or attached to the Agreement, the documents or provisions shall prevail in the order listed below, with the first document or provision listed having the highest precedence: a. Master Agreement b. Master Agreement Exhibits in the following order: i. Exhibit A (Definitions) ii. Master Agreement Exhibit B (Program Overview) iii. Exhibit C (Governance) iv. Exhibit D (Responsibility Matrix) v. Exhibit E (Background IP Schedule) vi. Exhibit F (Property Management System Plan) vii. Exhibit H (Subcontract Management Plan) viii. Exhibit C-1 (Governing Documents) ix. Exhibit G (Inventory of Buyer-Furnished Property, Consumable Material and Tooling) x. Exhibit I (List of Subcontractors) xi. Exhibit J (Task Order Form) c. Task Orders, in reverse chronological order, including Attachments other than the SOWs d. Task Order SOWs e. Purchase order

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 4 2.7 Amendment to Insurance Language. Section 14 (“Insurance”) clauses (A)-(D) are hereby deleted in their entirety and replaced with the following language: 14. INSURANCE A. “Without limiting Supplier’s duty to hold harmless and indemnify hereunder, Supplier agrees to secure and to carry, as a minimum, the following insurance with respect to all work to be performed under this Agreement for the duration of the Agreement: (i) workers' compensation insurance in an amount sufficient by virtue of the laws of the United States, any U.S. state, or any foreign country in which the work or any portion of the work is performed and employer's liability insurance in the minimum amount of [***] for any one occurrence; (ii) commercial general liability insurance including premises liability and contractual liability, in which the limit of liability for property damage and bodily injuries, including accidental death, shall be at a minimum, a combined single limit of [***] for any one occurrence and [***] in the aggregate annually; (iii) if Supplier vehicles are used on Buyer’s premises and/or used to accomplish work under the Agreement or otherwise on behalf of Buyer, automobile liability insurance in which the limit of liability for property damage and bodily injuries, including accidental death, shall be a combined single limit of [***] for any one occurrence; (iv) if Supplier or its subcontractors have Buyer’s materials or equipment in its care, custody or control, Supplier shall have and maintain all-risk property insurance in an amount sufficient to meet or exceed the value of such material. B. Supplier shall maintain aircraft product liability, completed operations liability and hangar keepers liability insurance coverage in a minimum amount of combined single limit of [***] for any one occurrence. In the event Supplier carries higher limits of liability, the higher limits of liability must be certified to Buyer. Such insurance shall remain in effect for [***] years after the expiration or termination of the Agreement. Supplier agrees to add Buyer as additional insured to the aircraft product liability and hangar keepers insurance policy. C. Both Parties agree to add the other Party as additional insured "as their interests may appear" to the insurance policy. D. If required by the Federal Aviation Administration (“FAA”) by virtue of the Regulations, Buyer agrees to secure and to carry liability insurance in an amount required. Buyer agrees to add Supplier involved in licensed activities as named insureds to this coverage herein.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 5 2.8 Amendment to Section 4 Payment. Section 4 (“Payment”) is hereby deleted in its entirety and replaced with the following language: A. FOR TIME AND MATERIAL TASK ORDERS ONLY: 1. For Task Order 1 Design for Manufacturing & Assembly (“DFMA”). Supplier shall submit invoices monthly in arrears in alignment with the monthly reporting denoted in Exhibit C, Section 1.4.6.2.1 Time and Material (T&M) Task Order only, no later than the 15th of each month. Payment terms for Task Order 1 shall be [***] calendar days to be measured from the date that Supplier submits an invoice. 2. For Task Order 2 (Material Invoicing Detail). All actual invoices from Supplier’s Subcontractors that Supplier receives, together with Supplier’s invoice(s) will be provided by Supplier to Buyer on a weekly basis. Invoice(s) detail for Task Order 2 shall include: i. Supplier invoice(s) will include the value of Supplier’s Subcontractors’ invoices and actual invoice(s); ii. Supplier’s agreed to burden costs [***] iii. Supplier’s fee of [***]; iv. Invoices will provide the level of visibility by populating Buyer invoice template, provided in Exhibit C (“Governance”), as requested by Buyer, to the extent reasonably available in Supplier’s systems in alignment with cost reporting detailed in Exhibit C Governance; and, v. Upon request by Buyer, Supplier will provide further detail to the extent reasonably available in its systems on an individual invoice or on an ongoing basis on future invoices to permit Buyer to monitor actual Charges relative to plan. 3. For Task Order 2 (Buyer Payment Time for Supplier Invoices). Buyer will issue payments to Supplier for Supplier’s material invoices no less than [***] prior to the date that the payment is due to Supplier’s Subcontractors per Subcontractors’ invoice due date. 4. For Task Order 2 (Labor Calculations). For labor, Supplier shall be compensated by Buyer on an hourly-rate basis for the actual labor hours incurred by Supplier for its performance of a Task Order. Supplier will provide a report of its actual hours incurred and invoice, inclusive of Supplier’s [***] fee, for the preceding two-week period on the following Thursday after close of each pay period, and continuing every other Thursday thereafter through the term of the Task Order (herein “Pay

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 6 Period Actuals”) along with Supplier’s invoice for the actual labor hours expended. The amount of such invoice will be calculated by multiplying the Pay Period Actual hours by the hourly rates specified in the applicable Task Order. Labor hours will not be made available by individual or at a level of detail where the hours of a specific individual are discernible. 5. For Task Order 2 (Buyer Payment Time for Labor Invoices). Buyer will make every reasonable effort to release ACH payment to Supplier within [***] working days from receipt of Supplier’s invoice dependent on timely invoicing and accuracy of the detailed data substantiating the labor hours invoiced. 6. For Task Order 2 (Rejection of Deliverable; “Rework” Redo with No Mark Up). Deliverables that are rejected must be communicated, in writing, within [***] business days by the Buyer. Supplier will rework the Deliverable at the agreed to labor rates. Supplier, when submitting the labor invoice, shall not include, nor be paid, the [***] mark up as a penalty for the rejection. A “rework” estimate must be provided, within [***] business days of receipt of rejection, by the Supplier. Within [***] business days of receipt of “rework” estimate from the Supplier, Buyer will either provide an acceptance of this “rework” estimate, or, ask for further clarification prior to commencing the “rework.” 7. For Task Order 2 (Supplier Schedule Delays. No Overtime or Expedited Fees Shall Be Paid to Supplier). If any schedule delays are demonstrated to be solely the fault of the Supplier, and, Buyer has met all of its dependent deliverables per the integrated master schedule (“IMS”) any additional costs resulting from overtime or expediting to achieve the IMS delivery, or to mitigate schedule delays, will be absorbed by Supplier. For avoidance of doubt, Buyer shall not pay Supplier for overtime or expediting if delay is due to Supplier. 8. For Task Order 2 [***]. Supplier’s labor estimates included in the [***], shall be updated monthly as part of the cost reporting outlined in Exhibit C Governance. Buyer and Supplier will review the current actual labor hours on the Program and the projected labor hours in the Expenditure Profile forecast together with the progress achieved on the Program by both Parties to determine, whether the labor hour projections for the next [***] days should be adjusted up or down. Based upon this review, Supplier will adjust its labor plan accordingly to ensure onboarding is in step with the progress that is being accomplished on all phases of the program. All changes to the forecast must be documented in writing to confirm acceptance of the changes. 9. For Task Order 2 [***]. Supplier will also provide an update to the Expenditure Profile forecast that makes

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 7 adjustments if any, to the forecasted costs of Supplier’s performance based upon the actual incurred costs and any other new and additional information, including but not limited to such information as, final design data released engineering, revisions to subcontractor quotes, impacts from deliverables provided by Buyer, and changes to [***]. B. FOR FIXED PRICE TASK ORDERS ONLY: 1. Supplier shall submit invoices upon completion of milestones set forth in the “Payment Milestone Schedules” of any applicable Task Orders. Net payment terms for Fixed Price Task Orders shall be set forth in such Task Order as mutually agreed by the Parties. These Payment Milestone Schedules will identify the planned completion date, amount, completion criteria which may be based upon Acceptance of Deliverables or other objective basis of work accomplished, and the amount to be paid. 2. Post completion of the Buyer’s Critical Design Review (“CDR”) event and Supplier’s receipt of Buyer’s CDR design data releases, the Parties will negotiate a fixed priced for the completion of [***] and will establish payment milestone schedules for Task Orders that will enable Supplier to invoice and be paid for work as it progresses during Task Order performance. C. FOR ALL TASK ORDERS: 1. Invoices will be sent electronically to: [***]. 2. All payments shall be in United States Dollars, electronic, and routed to: [***] 2.9 Amendment to Section 5 Incentives; Liquidated Damages; Continuous Improvement (CI); Cost Reduction Initiatives (CRI). Section 5 (“Incentives; Liquidated Damages; Continuous Improvement (CI); Cost Reduction Initiatives (CRI)”) clause (B)(2) (“Liquidated Damages”) is hereby deleted in its entirety and replaced with the following language: 2. LIQUIDATED DAMAGES. Except as otherwise modified or limited by agreement of the Parties in a Task Order, which agreement shall take

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 8 precedence with respect to the assessment of liquidated damages under the relevant Task Order over the language of this Subsection 5(B)(2), if Supplier fails to deliver the Deliverables [***]. [***] 2.10 Amendment to Section 18 Termination. Amendment to Section 18 (“Termination”) clause (B) (“Termination for Convenience”) is hereby deleted in its entirety and replaced with the following language: B. TERMINATION FOR CONVENIENCE 1. Buyer may terminate part or all of this Agreement, which, for the avoidance of doubt, includes any Task Order, for its convenience by giving a [***] written notice of termination to Supplier. 2. Upon termination, in accordance with Buyer’s written direction, Supplier will immediately: (i) cease work and place no further subcontracts or

Confidential Information Page 9 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. orders for materials, services, or facilities, except as necessary to complete the continued portion of any Task Orders not terminated; (ii) prepare and submit to Buyer an itemization of all completed and partially completed Deliverables; (iii) deliver to Buyer any and all Deliverables completed up to the date of termination at the pre-termination price; and (iv) if requested by Buyer, deliver any work-in- process. 3. In the event Buyer terminates for its convenience after performance has commenced, Buyer will compensate Supplier for the actual, allowable, and reasonable costs and expenses incurred by Supplier and a reasonable profit for work in process up to and including the date of termination, provided that Supplier uses reasonable efforts to mitigate Buyer’s liability for such expenses and provides reasonable documentation of such expenses to Buyer upon Buyer’s request. 4. Buyer shall not be liable to Supplier for costs or damages other than as described above, and in no event for lost or anticipated profits, or unabsorbed indirect costs or overhead, or for any sum in excess of the price allocated to the portion of the Agreement terminated. Supplier’s termination claim shall be submitted to Buyer within [***] days from the effective date of the termination. 5. If Buyer terminates only part of the Task Order, Supplier shall continue all work not terminated. 6. Notwithstanding the provisions of this Section 18(B) clauses (1)-(5) above, if a partial termination of TO 2 is made by Buyer terminating the build of Delta 3 from the SOW, Buyer shall compensate Supplier for such termination in accordance with the below chart: [***] By way of example, if Buyer terminates [***], Buyer shall be liable for termination damages of [***]. For the avoidance of doubt, if this Section 6 takes effect, Section 18(B) clauses (1)-(5) do not apply. 3.0 Amendment to Section 6 [***]. Section 6 [***] clause (D) (“Warranties; Inspection and Acceptance”) is hereby deleted in its entirety and replaced with the following language: [***]

Confidential Information Page 10 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 3.1 GENERAL MATTERS 3.2 Unless otherwise set out herein, all amendments to the Agreement set out in this Amendment 1 will be made effective as of the Amendment 1 Effective Date. 3.3 Except as amended hereby all other terms and conditions of the Agreement, as previously amended, remain unchanged and in full force and effect. 3.4 Where there is a conflict between the terms of this Amendment 1 and the terms of the Agreement, the terms of this Amendment 1 will prevail but only to the extent of resolving such conflict. 3.5 This Amendment 1 may be executed in several counterparts, all of which taken together will constitute a single agreement between the Parties. IN WITNESS WHEREOF the Parties have executed this Amendment 1 to be effective as of the Amendment 1 Effective Date. Virgin Galactic, LLC Qarbon Aerospace (Foundation), LLC By: /s/ Michael Colglazier By: /s/ Pete Wick Name: Michael Colglazier Name: Pete Wick Title: Date: CEO 6/15/2023 Title: Date:

Confidential Information [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit C Governance

Confidential Information [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. EXHIBIT D Responsibility Assignment Matrix (RAM)

Confidential Information [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit G Inventory Of Buyer-Furnished Equipment, Non-Consumable Material And Tooling